Employee Stock Plans	12 Months Ended
Dec. 31, 2011
Employee Stock Plans

8. Employee Stock Plans

In connection with Host Inc.’s conversion to a REIT, Host L.P. assumed the employee obligations of Host Inc. Upon the issuance of Host Inc.’s common stock under either of the two stock-based compensation plans described below, Host L.P. will issue to Host Inc. common OP units of an equivalent value. Accordingly, these liabilities and related disclosures are included in both Host Inc.’s and Host L.P.’s consolidated financial statements.

Host Inc. maintains two stock-based compensation plans, the Comprehensive Stock and Cash Incentive Plan (the “2009 Comprehensive Plan”), under which Host Inc. may award to participating employees (i) restricted shares of Host Inc.’s common stock, (ii) options to purchase our common stock, and (iii) deferred shares of our common stock, and the employee stock purchase plan (“ESPP”). At December 31, 2011, there were approximately 19 million shares of Host Inc.’s common stock reserved and available for issuance under the 2009 Comprehensive Plan.

We recognize costs resulting from share-based payment transactions in our financial statements over their vesting periods. We classify share-based payment awards granted in exchange for employee services as either equity awards or as liability awards. The classification of restricted stock awards either as an equity award or a liability award is based upon cash settlement options. Equity awards are measured based on their fair value on the date of grant. Liability classified awards are re-measured to fair value each reporting period. The value of all restricted stock awards, less estimated forfeitures, is recognized over the period during which an employee is required to provide services in exchange for the award—the requisite service period (usually the vesting period). No compensation cost is recognized for awards for which employees do not render the requisite services. The senior executive restricted stock awards have been classified as liability awards, primarily due to settlement features that allow the recipient to have a percentage of the restricted stock awards withheld to meet tax requirements in excess of the statutory minimum withholding requirements. Other stock awards have been classified as equity awards, as these awards do not contain this optional tax withholding feature.

On May 14, 2009, our stockholders approved the 2009 Comprehensive Plan. The 2009 Comprehensive Plan currently has 25.5 million shares authorized, which includes incremental shares approved on May 7, 2010 to reflect our 2009 stock dividend, that can be issued for stock-based compensation to employees and directors. Shares described below that were granted after May 14, 2009 were issued under this plan. We granted 5.1 million restricted shares to senior executives that vest in 2010 and 2011 and 1.0 million stock options under this plan. We also granted 0.2 million restricted shares to other employees at a per share price of $10.40.

During 2011, 2010 and 2009, we recorded compensation expense of approximately $19 million, $40 million and $21 million, respectively. Shares granted in 2011, 2010 and 2009 totaled 0.2 million, 0.4 million and 9.0 million, respectively, while 1.5 million, 2.6 million and 2.2 million, respectively, vested during those years.

Senior Executive Restricted Stock

During 2009, Host Inc. granted shares to senior executives that vested through year end 2011 in three annual installments (the “2009 – 2011 Plan”). No awards were outstanding as of December 31, 2011. Vesting for these shares was determined based on (1) personal performance based on the achievement of specific management business objectives, and (2) market performance based on the achievement of total shareholder return on a relative basis. These awards were considered liability awards; therefore, we recognized compensation expense over the requisite period based on the fair value of the award at the balance sheet date. The fair value was based on the number of shares earned during the year at the December 31, 2011 stock price.

Under the 2009-2011 Plan, we granted a total of 7.6 million shares (0.1 million in 2011, 0.3 million in 2010 and 7.2 million in 2009). The grants in 2010 and 2011 primarily related to new hires or promotions. Of the 7.6 million shares granted, vesting for approximately 48% of the shares was based on the satisfaction of personal performance goals set by each executive, approximately 26% was based on the achievement of total shareholder return on a relative basis compared to the NAREIT index and approximately 26% was based on the achievement of total shareholder return in comparison to eight other lodging companies.

During 2011, 2010 and 2009, we recorded compensation expense of approximately $15 million, $36 million and $19 million, respectively, related to the restricted stock awards to senior executives. The following table is a summary of the status of our senior executive plans for the three years ended December 31, 2011. The fair values for the awards below are based on the fair value at the respective transaction dates, as the awards are classified as liability awards.

	Year ended December 31,
	2011		2010		2009
	Shares (in millions)	Fair Value (per share)	Shares (in millions)	Fair Value (per share)	Shares (in millions)	Fair Value (per share)
Balance, at beginning of year	3.7	$11	5.6	$7	0.1	$7
Granted	0.1	17	0.3	17	7.2	9
Vested (1)	(1.3)	15	(1.9)	18	(1.6)	11
Forfeited/expired	(2.5)	15	(0.3)	11	(0.1)	7

Balance, at end of year	—	—	3.7	11	5.6	7

Issued in calendar year (1)	1.1	15	0.8	11	0.1	7

(1)	Shares that vest at December 31 of each year are issued to the employees in the first quarter of the following year, although the requisite service period is complete. Accordingly, the 1.1 million shares issued in 2011 include shares vested at December 31, 2010, after adjusting for shares withheld to meet employee tax requirements. The shares withheld for employee tax requirements were valued at $15.4 million, $6.9 million and $0.6 million, for 2011, 2010 and 2009, respectively.

Employee Stock Options

As of December 31, 2011, 1.3 million stock options were outstanding and exercisable with a weighted average remaining life of 7 years and a weighted average exercise price of $7.68. During 2011, 2010 and 2009, stock option grants totaled 22,000, 54,000 and 1.4 million, respectively. Stock compensation expense was $1.8 million during 2011 and 2010, respectively, and $0.8 million during 2009 and all stock options outstanding as of December 31, 2011 are fully vested. We expense stock options over the vesting period based on the estimated fair value of the options grant date using the simulation/Monte Carlo method. To calculate the fair value of options granted from 2009 to 2011, we assumed (i) a weighted average volatility of 56.1%, (ii) a weighted average risk free rate of 2.3%, and (iii) a weighted average dividend yield of 4.9%.

Other Stock Plans

In addition to the stock plans described above, we maintain an upper-middle management plan, an employee stock purchase plan and, in 2009, granted stock awards to all employees. These awards are all time-based equity awards that vest within three years of the grant date and expense is based on the grant date fair value. During 2011, 2010 and 2009 we granted 93,000 shares, 120,000 shares and 331,000 shares, respectively, under these programs and recorded expenses of $1.9 million, $2.2 million and $1.4 million, respectively.